T. Rowe Price
New America Growth

Portfolio
Semiannual Report
June 30, 1997

Dear Investor

Continuing a powerful surge that began in December 1994, the stock market rose to record highs in the first half of 1997. The rally was led by large-capitalization, blue chip companies, while the performance of small- and mid-cap growth stocks was much more modest.

Since your fund invests across the size spectrum, it significantly lagged the large-cap Standard & Poor's 500 Stock
Index over the last year. The fund also trailed the Lipper peer group average, whose average market cap far exceeds that of New
America Growth Portfolio.

Performance Comparison

Periods Ended 6/30/97      6 Months      12 Months

New America
Growth Portfolio               8.94%         15.22%

S&P 500                       20.61          34.70

Lipper Variable Annuity
Underlying Growth
Funds Average                 13.57          23.63

Market Environment

Stock market investors have been treated to exemplary returns as the backdrop for the market has been the best in years. The economic expansion is in its seventh year and, after growing a little too fast in the first quarter of 1997, seems to have moderated its pace recently. Thus, we have an ideal environment where the economy is growing fast enough to accommodate good corporate earnings growth, yet slow enough to allay fears of an impending inflationary surge. The U.S. inflation rate appears benign, actually declining slightly in spite of a reasonably tight job market. In Washington, the politicians are still squabbling, but there appears to be movement by both parties toward the middle of the political spectrum, at least on economic issues. Both parties have agreed on capital gains tax reduction. Meanwhile, the federal budget deficit has declined so fast that extrapol-ating budget surpluses in the years ahead may no longer be a fantastic notion. Globally, we are in the midst of a relatively peaceful period in which capitalism and democracy are ascendent. Consumer confidence is at record highs, and individual investors continue to pour money into equity mutual funds. Despite vibrant demand for equity offerings, corporate stock buybacks and record merger and acquisition activity are retiring stock as fast as it is issued.

After the 69.2% cumulative gain of the S&P 500 in 1995 and 1996, its third-best two-year return in six decades, many observers, ourselves included, believed the market was due for a pause. While the market did correct almost 10% in March and April, it rebounded. Large-cap companies led the way, as investors continued to be enamored with the allure of franchise brands like Coca-Cola, Procter & Gamble, and General Electric. Small- and mid-cap companies lagged the rally by a significant margin. Within these sectors, value stocks outperformed growth stocks by a considerable margin.

Portfolio Review

Our objective is to invest in a diversified group of rapidly growing companies primarily in the service sector of the economy. The fund's relative performance is typically correlated strongly to investor perceptions of economic growth. When the economy is perceived to be strong, the stocks of cyclical companies sprint ahead, whereas in periods of economic weakness, investors tend to gravitate toward companies with steadier growth rates, like the service companies in which we invest. In the last year, however, we believe the underperformance of the fund relative to the S&P 500 was attributable to two major factors. First, the fund's many smaller and mid-cap companies did not keep pace with their larger-company counterparts. Secondly, while the largest growth stocks performed well, we had an anomalous situation where smaller and mid-cap growth stocks have significantly underperformed value stocks in their respective categories.The fund's top contributor for the 6- and 12-month periods ending June 30 was Franklin Resources, the mutual fund firm, which benefited from an ebullient stock market, good cash inflows, and a well-timed acquisition. Three retailers were also among the top contributors for both periods:
General Nutrition, the nation's leading retailer of vitamin and other health- related products and a long-time fund holding, which rebounded from a temporary sales slowdown in mid-1996; Cole National, a retailer with interests in vision and gift stores, which acquired Pearle Vision Centers in a transaction that should boost earnings; and Costco Companies, the leading membership warehouse club, which has reported strong sales and earnings increases.

Unfortunately, some of these contributions were offset by disappointments. The fund's largest detractor in the first half was Boston Chicken, the restaurant franchisor, whose stock fell over 50% when an unanticipated sales slowdown precipitated a reevaluation by investors of what was, in hindsight, an overly aggressive expansion plan and a problematic financial structure. The second-worst stock was Mercury Finance, a leader in subprime used car lending. Along with other investors, we were victimized by management fraud and manipulation of financial statements, and we are seeking redress through legal action.

The portfolio remains well diversified in the services sector with few major changes since year-end.

Sector Diversification

                           12/31/96        6/30/97
________________________________________________________________

Financial Services               20%            19%

Consumer Services                30             31

Business Services                41             40

Reserves                          9             10
________________________________________________________________

Total                           100%           100%

Additions to the portfolio in the last several months include COREStaff and Safeway. COREStaff is a leading provider of temporary help services, focusing on the higher-margin, faster-growing professional services market, especially information technology. The company is also participating in the rapid consolidation of the staffing industry. In the last several years, new management at Safeway, a supermarket chain, has transformed a mediocre company into a well-operated, shareholder-oriented organization that we believe can grow well into the future.

We continue to seek companies with exceptional growth prospects in all economic climates, and the portfolio's growth characteristics remain strong. Rather than pay high dividends, most portfolio companies reinvest their earnings in their businesses to maintain or increase their earnings growth. In fact, many pay no dividends at all in order to sustain steady earnings increases of 20% or more annually. As shown in the table, the prospective earnings growth rate of our portfolio companies is well above that of the market as a whole, yet the fund's aggregate price/earnings ratio (P/E) is only modestly higher.

Portfolio Characteristics

                        New America
As of 6/30/97      Growth Portfolio        S&P 500
________________________________________________________________

Earnings Growth Rate
Estimated Next 5 Years*        19.3%          12.4%

Profitability-Return on
Equity Latest 12 Months        15.2           20.5

Dividend Yield on Stocks        0.4            1.7
P/E Ratio (Based on Next 12

Months' Estimated Earnings)   20.7X          18.7X

*Earnings forecasts are based on T. Rowe Price research and are in no way indicative of future investment returns.

Outlook

As we mentioned, a combination of factors-moderate domestic economic growth, low inflation and interest rates, growing corporate earnings, rapidly declining budget deficits, and a benign global political environment-present a very favorable backdrop for the stock market, in our opinion. It is difficult to envisage a major stock market setback in this context. However, stock valuations are high by historical standards using traditional benchmarks such as P/E and price/book ratios, and dividend yields. The Leuthold Group reports that the 15-year compound annual return for the S&P 500 as of June 30 was 18.8%, the best such period ever recorded, far above the 10.7% 1926-to-date median.

Perhaps we have entered a "new era" of peace and prosperity. However, students of the stock market know from experience that the most dangerous phrase in the language is "this time it's different." After all, the stock market reflects human emotion, which can vary greatly over long periods.

It is interesting to note that small- and mid-cap stocks often lead the market in the latter stages of bull markets, yet this is not the case today. With blue chip stocks trading at P/Es well above their growth rates, it is possible the sector many consider the "safest" may actually be the riskiest. We remain optimistic about the long-term prospects for the portfolio's companies. Their relatively noncyclical, service-oriented businesses appear to be well positioned for the moderate economic growth environment we anticipate. We believe your fund should be able to achieve attractive returns over the next several years.

Respectfully submitted,

John H. Laporte
President

Brian W. H. Berghuis
Executive Vice President
July 25, 1997

Contributions to the Change in Net Asset Value Per Share

6 Months Ended 6/30/97

TEN BEST CONTRIBUTORS
_____________________________________________

Franklin Resources        22(cents)

General Nutrition                19

ADT                              13

Cole National                    13

Vencor                           10

First Data                       10

COREStaff*                        9

Costco Companies                  9

ACE Limited                       8

Smith International               8
_____________________________________________

Total                    121(cents)
_____________________________________________

*Position added      **Position eliminated

TEN WORST CONTRIBUTORS
_____________________________________________

Boston Chicken          - 21(cents)

Mercury Finance                  18

Employee Solutions*              14

Scholastic**                     12

Ikon Office Solutions             9

Corporate Express                 8

Republic Industries               6

Paging Network**                  5

Unisource Worldwide**             4

Outback Steakhouse                3
_____________________________________________

Total                  - 100(cents)
_____________________________________________

Twenty-Five Largest Holdings

                         Percent of
                         Net Assets
                            6/30/97
_____________________________________________

Franklin Resources              2.9%

First Data                      2.9

CUC International               2.8

ACE Limited                     2.3

General Nutrition               2.3

Vencor                          2.1

Service Corp. International     2.0

Comcast                         2.0

Cardinal Health                 2.0

La Quinta Inns                  2.0

UNUM                            2.0

HFS                             2.0

USA Waste Services              1.9

Quorum Health Group             1.9

Catalina Marketing              1.8

Freddie Mac                     1.8

AccuStaff                       1.7

Interim Services                1.7

Cole National                   1.7

BISYS Group                     1.6

Household International         1.6

Norwest                         1.5

Costco Companies                1.5

Smith International             1.5

COREStaff                       1.5
_____________________________________________

Total                          49.0%
_____________________________________________

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Performance Comparison
as of 6/30/97



Lipper Variable
             T. Rowe Price                   Annuity Underlying
          New America Growth    S&P 500         Growth Funds
               Portfolio      Stock Index          Average
3/31/94       $10,000         $10,000            $ 10,000
6/94            9,670          10,042               9,758
6/95           12,504          12,660              12,044
6/96           17,326          15,952              14,865
6/97           19,964          21,487              18,574

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

New America Growth Portfolio
Periods Ended 6/30/97

                                    Since    Inception      1
Year3 YearsInception   Date
_______________________________________________________________________

        15.22%       27.33%        23.72%      3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price New America Growth Portfolio
(Unaudited)


             For a share outstanding throughout each period
 __________________________________________________________

                   6 Months        Year             3/31/94
                      Ended       Ended             Through
                    6/30/97    12/31/96  12/31/95  12/31/94

NET ASSET VALUE

Beginning of period$  17.67   $   15.23 $   10.10 $   10.00

Investment activities
    Net investment
      income           0.01        0.04      0.03      0.01
    Net realized and
      unrealized gain
      (loss)           1.57        2.94      5.12      0.09

    Total from
      investment
      activities       1.58        2.98      5.15      0.10

Distributions
    Net investment
      income              -       (0.04)    (0.02)        -
    Net realized gain     -       (0.50)        -         -

    Total distributions   -       (0.54)    (0.02)        -

NET ASSET VALUE

End of period      $  19.25   $   17.67 $   15.23 $   10.10
           ________________________________________________

Ratios/Supplemental Data

Total return          8.94%      20.09%    51.10%     1.00%

Ratio of expenses to
average net assets    0.85%!      0.85%     0.85%     0.85%!

Ratio of net investment
income to average
net assets            0.09%!      0.18%     0.23%     0.15%!

Portfolio turnover
rate                  49.8%!      27.2%     54.5%     81.0%!

Average commission
rate paid          $ 0.0478   $  0.0524         -         -

Net assets, end of
period
(in thousands)     $ 79,996   $  60,241 $  12,304 $   2,028

!   Annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price New America Growth Portfolio
June 30, 1997 (Unaudited)
                                     Shares/Par       Value In
thousands
Common Stocks  89.7%

FINANCIAL SERVICES  18.8%

Bank and Trust  1.5%

Norwest                                  22,000   $   1,238

                                                      1,238
Insurance  6.4%

ACE Limited                              25,000       1,847

MGIC Investment                          20,000         959

PMI Group                                12,000         748

UNUM                                     38,000       1,596

                                                      5,150
Investment Services  2.9%

Franklin Resources                       31,500       2,286

                                                      2,286

Other Financial Services  8.0%

Fairfax Financial
      (144a) (CAD) *                      2,900         840

Fannie Mae                               20,000         872

Freddie Mac                              41,000       1,409

Green Tree Financial                     33,000       1,176

Household International                  11,000       1,292

Mercury Finance                          47,500         116

Money Store                              23,400         669

                                                      6,374

Total Financial Services                             15,048

CONSUMER SERVICES  30.8%

Retailing/General Merchandisers  2.7%

Costco Companies *                       37,000       1,217

Safeway *                                20,500         946

                                                      2,163

Retailing/Specialty Merchandisers  9.8%

AutoZone *                               35,200         829

Circuit City Stores                      26,000         925

Cole National (Class A) *                30,000       1,320

General Nutrition *                      65,000       1,816

Home Depot                               12,500         862

Kohl's *                                 15,000         794

PETsMART *                               65,000         746

Tommy Hilfiger *                         13,000         522

                                                      7,814

Entertainment and Leisure  5.5%

Carnival (Class A)                       29,000       1,196

Disney                                   14,000   $   1,124

Extended Stay America *                  33,000         494

La Quinta Inns                           73,000       1,597

                                                      4,411

Media/Communication Services  5.7%

AirTouch Communications *                43,000       1,177

Comcast (Class A Special)                76,000       1,622

Outdoor Systems *                        25,500         972

Tribune                                  17,000         817

                                                      4,588

Restaurants/Food Distribution  2.2%

Boston Chicken *                         38,800         542

Outback Steakhouse *                     50,000       1,208

                                                      1,750

Personal Services  4.9%

CUC International *                      87,500       2,259

Service Corp. International              49,500       1,627

                                                      3,886

Total Consumer Services                              24,612

BUSINESS SERVICES  39.5%

Health Care Services  6.2%

Apria Healthcare *                        9,600         170

Columbia/HCA Healthcare                  25,500       1,003

PhyCor *                                 19,000         654

Quorum Health Group *                    42,000       1,496

Vencor *                                 39,500       1,669

                                                      4,992

Distribution Services  4.1%

Cardinal Health                          28,000       1,603

Ikon Office Solutions                    47,000       1,172

Patterson Dental *                       13,600         465

                                                      3,240

Computer Services  6.6%

BISYS Group *                            31,000       1,301

First Data                               52,000       2,285

SABRE Group Holdings *                   20,000         542

SunGard Data Systems *                   24,000       1,116

                                                      5,244

Environmental Services  3.0%

Republic Industries *                    36,000         889

USA Waste Services *                     40,000       1,545

                                                      2,434

Energy Services  5.5%

BJ Services *                            11,000   $     590

Camco International                      17,500         958

Schlumberger                              4,500         562

Smith International *                    20,000       1,215

Western Atlas *                          15,000       1,099

                                                      4,424

Other Business Services  14.1%

AccuStaff *                              57,500       1,362

ADT *                                    23,700         782

ADVO *                                   38,500         626

Catalina Marketing *                     30,000       1,444

COREStaff *                              44,700       1,210

Corporate Express *                      77,400       1,115

Employee Solutions *                     28,300         157

Global DirectMail *                      27,400         714

HFS *                                    27,500       1,595

Interim Services *                       30,000       1,335

Paychex                                  22,500         863

Sylvan Learning Systems *                 1,400          47

                                                     11,250

Total Business Services                              31,584

Miscellaneous Common Stocks 0.6%                        480

Total Common Stocks (Cost  $58,766)                  71,724

Short-Term Investments  12.0%

Certificates of Deposit  2.5%

Deutsche Bank AG
       5.78%, 8/12/97                  $1,000,000     1,000

World Savings Bank
       5.57%, 7/8/97                  1,000,000       1,000
                                                      2,000
Commercial Paper  9.5%

AC Acquisition
       Holding Company
       5.56%, 8/11/97                 1,000,000         994

Banque National de Paris
       5.55%, 7/14/97                 1,000,000         998

Corporate Asset Funding, 4(2)
       5.53%, 7/21/97                 1,000,000         997

National Rural Utilities
       Cooperative Finance
       5.55%, 9/9/97                  1,000,000         989

Svenska Handelsbanken
       5.75%, 11/14/97             $  1,000,000   $     978

Total SA, 5.54%, 7/7/97               1,000,000         999

Investments in Commercial
       Paper through a Joint
       Account, 6.05 -6.20%
       7/1/97                         1,647,108       1,647

                                                      7,602

Total Short-Term Investments
(Cost  $9,602)                                        9,602

Total Investments in Securities
101.7% of Net Assets (Cost $68,368)               $  81,326

Other Assets Less Liabilities                        (1,330)

NET ASSETS                                        $  79,996
                                                ___________
Net Assets Consist of:

Accumulated net investment income -
    net of distributions                          $      32

Accumulated net realized gain/loss -
    net of distributions                                395

Net unrealized gain (loss)                           12,958

Paid-in-capital applicable to 4,155,382
 shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares
authorized                                           66,611

NET ASSETS                                        $  79,996
                                                ___________

NET ASSET VALUE PER SHARE                         $   19.25
                                                ___________

     *    Non-income producing
  4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 1.05% of net assets.
   CAD    Canadian dollar

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price New America Growth Portfolio
(Unaudited)
In thousands

                                                   6 Months
                                                      Ended
                                                    6/30/97

Investment Income

Income
    Interest                                      $     197
    Dividend                                            121

    Total income                                        318

Expenses
    Investment management and administrative            286

Net investment income                                    32

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                  197
Change in net unrealized gain or loss on securities   6,321


Net realized and unrealized gain (loss)               6,518

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $   6,550
                                                 __________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price New America Growth Portfolio
(Unaudited)
In thousands

                                       6 Months        Year
                                          Ended       Ended
                                        6/30/97    12/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income              $     32   $      65
    Net realized gain (loss)                197         637
    Change in net unrealized gain or loss 6,321       5,130

    Increase (decrease) in net assets from
      operations                          6,550       5,832

Distributions to shareholders
    Net investment income                     -         (92)
    Net realized gain                         -        (765)

    Decrease in net assets from distributions -        (857)

Capital share transactions*
    Shares sold                          22,397      51,507
    Distributions reinvested                  -         857
    Shares redeemed                      (9,192)     (9,492)

    Increase (decrease) in net assets from
      capital share transactions         13,205      42,872

Net equalization                              -          90

Net Assets

Increase (decrease) during period        19,755      47,937
Beginning of period                      60,241      12,304

End of period                          $ 79,996   $  60,241
                                   ________________________

*Share information
    Shares sold                           1,261       3,117
    Distributions reinvested                  -          52
    Shares redeemed                        (515)       (568)

    Increase (decrease) in shares outstanding746      2,601

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price New America Growth Portfolio
June 30, 1997 (Unaudited)

Note 1 - Significant Accounting Policies

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

Valuation Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective January 1, 1997, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.

Note 2 - Investment Transactions

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $25,889,000 and $15,252,000, respectively, for the six months ended June 30, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $68,368,000, and net unrealized gain aggregated $12,958,000, of which $15,664,000 related to appreciated investments and $2,706,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management and administrative agreement between the fund and
T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $43,000 was payable at June 30, 1997. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

100 East Pratt Street
Baltimore, Maryland 21202
This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor

TRP652 (6/97)
K15-055  6/30/97